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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 27, 2006

                               -----------------

                             ABLE LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)

------------------------------------- ----------------------------------- -----------------------------------
              Delaware                            001-11352                           04-3029787
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

  (State or other jurisdiction of          (Commission File Number)          (IRS Employer Identification
           incorporation)                                                              Number)
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

                        1 Able Drive, Cranbury, NJ 08512
               (Address of Principal Executive Offices) (Zip Code)

                                 (609) 495-2800
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:



[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[_] Pre-commencement communications pursuant to Rue 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01      Other Events.

            On July 18, 2005, Able Laboratories, Inc. filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of New Jersey. On February 27, 2006, the Company filed a proposed plan of reorganization and disclosure statement with the Bankruptcy Court, which plan was amended and filed with the Bankruptcy Court on March 3, 2006. A copy of the press release announcing the filing of the plan and disclosure statement is attached as exhibit 99.1 A copy of the proposed plan of reorganization and disclosure statement are attached as Exhibits 99.2 and 99.3, respectively, and incorporated in this Current Report on Form 8-K by reference. All information in the disclosure statement is subject to change, whether as a result of amendments to the plan, actions of third parties or otherwise.

            Bankruptcy law does not permit solicitation of acceptances of the Plan until the bankruptcy court approves the disclosure statement. Accordingly this Current Report on Form 8-K is not intended to me, nor should it be construed as, a solicitation for a vote on the plan. The plan will become effective only if it receives the requisite approval of the holders of claims and is confirmed by the bankruptcy court.

Item 9.01      Financial Statements and Exhibits

            (a) Financial Statements of Businesses Acquired:

                Not Applicable.

            (b) Pro Forma Financial Information:

                Not Applicable.

            (c) Exhibits:

               99.1 Press Release, dated March 3, 2006
               99.2 Plan of Reorganization
               99.3 Disclosure Statement

                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ABLE LABORATORIES, INC.



                                        By: /s/ Richard M. Shepperd
                                           -------------------------------------
                                        Name:  Richard M. Shepperd
Dated:  March 6, 2006                   Title: Director of Restructuring



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                                INDEX TO EXHIBITS


                                                                    Sequentially
  Exhibit                                                            Numbered
  Number                                 Exhibit                       Page
  ------                                 -------                       ----

99.1           Press Release, dated March 3, 2006
99.2           Plan of Reorganization
99.3           Disclosure Statement